                                                                    Exhibit 10.1

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                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             HAWAIIAN HOLDINGS, INC.

                                       AND

                          THE INVESTOR SIGNATORY HERETO

                                DECEMBER 8, 2004

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                                      -i-

                            STOCK PURCHASE AGREEMENT

                  THIS AGREEMENT (including all exhibits and schedules) (the
"Agreement") is made as of December 8, 2004, by and between the investor signatory hereto ("Purchaser"), and Hawaiian Holdings, Inc., a Delaware
corporation ("Company"). Unless otherwise provided, capitalized terms used herein are defined in Article 5 below.

                  WHEREAS, the Company owns directly and indirectly all of the issued and outstanding capital stock of Hawaiian Airlines, Inc., a Hawaii corporation ("HAL").

                  WHEREAS, HAL is a debtor in a case (the "Bankruptcy Case")
filed in the United States Bankruptcy Court for the District of Hawaii (the
"Bankruptcy Court") (Case No. 03-00827) under Chapter 11 of Title 11 of the
United States Code, 11 U.S.C. ss.ss. 101, et seq. (the "Bankruptcy Code") on
March 21, 2003 (the "Chapter 11 Case").

                  WHEREAS, on May 30, 2003, the U. S. Trustee's office with the approval of the Bankruptcy Court, selected an initial trustee to serve as the trustee in the Chapter 11 Case, who has since resigned and been replaced by a replacement trustee (the "Trustee").

                  WHEREAS, the Company has not filed, and has not had filed
against it, a petition for reorganization, or any other form of relief under the
Bankruptcy Code, and, therefore, continues to operate outside of the jurisdiction of the Bankruptcy Court.

                  WHEREAS, the Company, together with the Trustee, HAL and
certain other persons, are joint plan proponents of a joint plan of reorganization of HAL filed with the Bankruptcy Court (the "Joint Plan").

                  WHEREAS, subject to the terms and conditions set forth herein,
Purchaser desires to acquire from the Company, _______ number of shares (the
"Acquired Stock") of common stock, par value $.01 per share of the Company (the
"Common Stock"), and the Company desires to sell to Purchaser the Acquired Stock subject to the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants
contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                           PURCHASE AND SALE OF STOCK

                  1.1 Purchase and Sale of Acquired Stock

                  At the Closing, upon the terms and subject to the conditions set forth in this Agreement, the Company shall issue, sell, assign, transfer and convey to Purchaser, and Purchaser shall purchase and acquire from the Company, the Acquired Stock.

                  1.2 Purchase Price

                  The aggregate purchase price for the Acquired Stock (the
"Purchase Price") is ___________ Dollars ($_____________).

                  1.3 Manner of Payment of Purchase Price

                  At the Closing, Purchaser shall pay the Purchase Price by wire transfer of immediately available funds to the Company, made to such bank account or accounts as the Company shall specify by written notice to Purchaser delivered in sufficient time to allow for the transfer to be so made in the ordinary course.

                  1.4 Time and Place of Closing

                  The closing of the transactions contemplated by this Agreement
(the "Closing") shall take place at the offices of the Company at 10:00 A.M. on the date this Agreement is executed and delivered by the parties hereto or on such other date as is mutually agreeable to Purchaser and the Company. The date of the Closing is herein referred to as the "Closing Date."

                  1.5 Manner of Delivery of Shares

                  At the Closing, the Company shall deliver to Purchaser an
irrevocable instruction letter to its transfer agent to issue to Purchaser a stock certificate representing all of the Acquired Stock (the "Instruction
Letter").

                  1.6. Registration Rights

                  (a) The Company shall use its best efforts to register the
Acquired Stock as soon as practicable following the later to occur of: (i) the
Company becoming compliant with all SEC reporting requirements relating to late or delinquent periodic reports and (ii) the emergence of HAL from bankruptcy. So long as the Purchaser owns any of the Acquired Stock, in the event that the
Company files a registration statement under the Securities Act (other than a
Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC)), then the Company shall give prompt written notice of such proposed filing to the Purchaser as soon as practicable (but in no event less than fifteen (15) days before the anticipated filing date), and such notice shall offer the Purchaser the opportunity to register such number of shares of the Acquired Stock as the Purchaser may request (which request shall specify the
Acquired Stock intended to be disposed of by the Purchaser and the intended method of distribution thereof). In addition, if such registration involves an underwritten offering, the Company shall use its best efforts to cause the managing underwriter or underwriters to permit the Acquired Stock requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such shares of the Acquired Stock in accordance with the intended method of distribution thereof. Notwithstanding the foregoing, the Company shall be under no obligation to give any notice pursuant to this Section 1.6 or to include in any such registration any Acquired Stock if the shares of Acquired Stock are freely saleable by the Purchaser pursuant to Rule 144(k) under the Securities Act.

                  (b) All registration expenses (including legal fees) in
connection with the registrations contemplated by this Section 1.6 shall be borne by the Company, but all selling expenses of the Purchaser (including broker fees, underwriting commissions and the cost of any special legal counsel representing the Purchaser) shall be borne by the Purchaser.

                  (c) In the event the registration in which the Acquired Stock is to be included is to be underwritten, the Company shall advise the Purchaser as to the Maximum Includable Shares (as hereinafter defined), as soon as practicable. If the total number of shares of Common Stock proposed to be included in such registration statement is in excess of the Maximum Includable
Shares, the number of shares of Common Stock to be included within the coverage of such registration statement shall be reduced to the Maximum Includable Shares as follows:

                              no reduction shall be made in the number of shares
                  of Common Stock to be registered for the account of the
                  Company; and

                              the Purchaser's Acquired Stock and the shares of
                  any other selling shareholder or participant shall be reduced to a number of shares of Common Stock determined by
                  multiplying (x) the number of shares of Common Stock the
                  Purchaser or such selling shareholder proposes to be included in such registration statement by (y) the Maximum Includable
                  Shares (less the number of shares of Common Stock to be
                  registered for the account of the Company), and dividing the resulting number by (z) the aggregate number of shares of
                  Common Stock proposed to be included in such registration
                  statement by such shareholder or participant and all other shareholders and participants whose shares are being included in the registration statement.

As used herein, "Maximum Includable Shares" shall mean the maximum number of shares of Common Stock that a managing or principal underwriter, in its good faith judgment, deems practicable to offer and sell at that time in a firm commitment underwritten offering without materially adversely affecting the marketability or price of the shares of Common Stock to be offered.

                                    ARTICLE 2

                             CLOSING AND DELIVERIES

                  2.1 Deliveries at Closing

                  (a) Company Deliveries. At the Closing the Company shall
deliver or shall have previously delivered or otherwise made available to
Purchaser each of the following:

                      (i) An Officer's Certificate certifying as of the Closing
                  Date (A) the certificate of incorporation of the Company and all amendments to date, and (B) the bylaws of the Company, as amended to date;

                      (ii) the Instruction Letter; and

                      (iii) a certificate of the Secretary of State of the State of Delaware that the Company is in good standing.

                  Purchaser may waive any deliveries specified in this Section
2.1 if it executes a writing so stating.

                  2.2 Purchaser's Deliveries

                  At the Closing, Purchaser shall deliver the Purchase Price payable in accordance with Section 1.3 of this Agreement.

                                    ARTICLE 3

             REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY

                  The Company represents and warrants to Purchaser that:

                  3.1 Organization and Corporate Power

                  The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has all requisite corporate power to own its properties and to carry on its business as it is now being conducted and is duly licensed or qualified to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such license or qualification necessary.

                  3.2 Authority

                  The Company has all requisite corporate power and authority
(a) to execute and deliver this Agreement and the other Acquisition Documents to which it is a party, and, (b) to perform its obligations hereunder (including, without limitation, all right, power, capacity and authority to issue, sell, transfer and convey the Acquired Stock as provided by this Agreement,

subject to applicable federal and state securities law restrictions). This
Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, similar laws of debtor relief and general principles of equity.

                  3.3 No Violations

                  Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby by the Company, will violate (i) any confidentiality agreement, (ii) any Applicable Law, or (iii) any material provision of the charter or bylaws of the Company.

                  3.4 Consents

                  Except for the approval by the American Stock Exchange of the
Company's additional listing application relating to the Acquired Stock, no permit, consent, approval or authorization of, or declaration to or filing with, any Governmental Authority is required in connection with any of the execution, delivery or performance of this Agreement by the Company or the consummation of the Company of any other transaction contemplated hereby.

                  3.5 Valid Offering

                  (a) Upon issuance of the Acquired Stock pursuant to this
Agreement, the Acquired Stock will be duly and validly issued, fully paid and non-assessable, and the Purchaser will receive good title thereto, free and clear of all Encumbrances except (i) under the provisions of applicable federal and foreign and state securities law and (ii) as a result of acts of the
Purchaser.

                  (b) The Company has not taken any action that would result in the offering and sale of the Acquired Stock pursuant to this Agreement being treated as a public offering rather than a valid private offering under applicable law.

                  3.6. Brokerage

                  There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this
Agreement based on any agreement made by or on behalf of the Company, except that the Company has an agreement to pay a fee to Imperial Capital LLC for facilitating the transactions contemplated by this Agreement. The Company is solely responsible for this fee payment to Imperial Capital LLC and shall indemnify the Purchaser against any successful claim for compensation in respect thereof or for any other successful claim for similar compensation by any other person.

                                    ARTICLE 4

               REPRESENTATIONS AND WARRANTIES CONCERNING PURCHASER

                  Purchaser represents and warrants to the Company that:

                  4.1 Capacity; Authority

                  Purchaser is (i) an individual with full capacity, power and authority to enter into this Agreement and perform its obligations hereunder or
(ii) an entity with full power and authority to enter into this Agreement and perform its obligations hereunder.

                  4.2 Authorization

                  This Agreement constitutes a valid and binding obligation of
Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, similar laws of debtor relief and general principles of equity.

                  4.3 No Violation

                  Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby by the Purchaser, will violate (i) any confidentiality agreement, or (ii) any Applicable Law.

                  4.4 Consents

                  Except for any consent described in Schedule 4.4, no permit, consent, approval or authorization of, or declaration to or filing with, any
Governmental Authority is required in connection with any of the execution, delivery or performance of this Agreement by the Purchaser or the consummation of the Purchaser of any other transaction contemplated hereby.

                  4.5 Brokerage

                  There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this
Agreement based on any arrangement or agreement made by or on behalf of
Purchaser.

                  4.6 Availability of Funds

                  Purchaser has sufficient funds available on hand to enable
Purchaser to consummate the transactions contemplated hereby and to permit
Purchaser to timely perform all of its obligations under this Agreement.

                  4.7 Part 121 Certificate

                  Purchaser has not been denied a Part 121 certificate by the
Department of Transportation.

                  4.8 Knowledge of Appointment of Trustee for HAL

                  Purchaser acknowledges that the Company has not been involved in the management of HAL since the Trustee was appointed, that the Trustee has, to a significant extent, eliminated the Company's interaction with the employees of HAL, and that the Trustee provides to the Company only limited information relating to HAL's business, operations, assets, liabilities, financial condition or results of operation which is not otherwise provided by the Trustee to the public on http://www.hawaiianairlines.com.

                  4.9. Knowledge of Certain Conditions to Joint Plan and Other
Matters

                  Purchaser acknowledges that (i) HAL is litigating certain tax issues with the Internal Revenue Service as part of the Bankruptcy Case and that the successful resolution of such issues are a condition precedent to the effectiveness of the Joint Plan; (ii) the Joint Plan is subject to HAL reaching satisfactory resolution of new collective bargaining agreements with its labor unions and (iii) a competing plan has been filed in the Bankruptcy Case (the
"Konop Plan"), and there can be no assurance of the outcome of any of such matters or that the Joint Plan will be confirmed and implemented.

                  4.10 Knowledge and Experience

                  The Purchaser is a sophisticated investor with a past history of investing in entities in bankruptcy or in entities with subsidiaries in bankruptcy and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits, risks and suitability of an unregistered, non-liquid investment such as an investment in the Company, and has evaluated the merits, risks and suitability of such an investment. The
Purchaser has expertise in, and is not relying on the Company with respect to, the corporate, Tax, legal, regulatory, bankruptcy and economic considerations involved in its investment in the Company. The Purchaser understands that the offer and sale of the Acquired Stock has not been approved or disapproved by the
SEC or any other Governmental Authority. The Purchaser is dealing with the
Company on a professional arms-length basis and neither the Company nor any of its affiliates or representatives is acting as a fiduciary or advisor to the
Purchaser with respect to this Agreement or any of the transactions contemplated hereby.

                  4.11. Accredited Investor; Securities Law Restrictions

                  Purchaser is an "accredited investor" (as defined in Rule
501(a)(5) under the Securities Act) and is acquiring the Acquired Stock hereunder for its own account. Purchaser is purchasing the Acquired Stock for investment purposes and not with a view to offer or sale thereof in connection with any public distribution or in any other manner that would violate the
Securities Act or the securities or blue sky laws of any state or of any foreign jurisdiction or require registration thereunder. Purchaser will not offer or sell or otherwise dispose of any of the

Acquired Stock so purchased in violation of the Securities Act or the Exchange
Act. Purchaser understands that the Acquired Stock is being offered and sold in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions. The Purchaser understands and agrees that the Acquired Stock has not been registered under the
Securities Act, or any foreign or state securities laws and that, accordingly, will not be transferable except as permitted under various exemptions contained in the Securities Act, foreign or state securities laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. The
Purchaser acknowledges and agrees that it must bear the economic risk of the
Acquired Stock it is acquiring hereunder for an indefinite period of time because such stock has not been registered under the Securities Act and therefore cannot be transferred unless subsequently registered or an exemption from registration is available.

                  4.12 No other Representations or Warranties

                  No representations or warranties have been made to the
Purchaser by the Company or any director, officer, employee, agent or affiliate of the Company other than the limited representations of the Company set forth herein and the Purchaser understands, acknowledges and agrees that the Company makes no other representations and warranties of any kind or nature, expressed or implied, all of which are specifically disclaimed by the Company. The decision of the Purchaser to purchase the securities being acquired by it pursuant hereto is based on the information contained in this Agreement and the
Purchaser's own independent investigation of the Company. The Purchaser acknowledges that it has had an opportunity to ask questions of the executive officers of the Company with the full understanding that such executive officers were appointed to their positions on June 14, 2004, and has received sufficient information to evaluate its investment in the Company. The Purchaser has been, and will continue to be, solely responsible for making its own independent appraisal of an investigation into, and in connection with this Agreement and the transactions contemplated hereby it has made such an independent appraisal of an investigation into, the financial condition, creditworthiness, affairs, status and nature of the Company and its related companies and it has not relied, and will not hereafter rely, on the Company or any affiliate or representative of the Company with respect to such matters or to update
Purchaser with respect to such matters.

                  4.13 No Action Taken to Invalidate Private Placement

                  The Purchaser has not taken any action that would result in the offering of the Acquired Stock pursuant to this Agreement being treated as a public offering rather than a valid private offering under applicable law.

                                    ARTICLE 5

                                   DEFINITIONS

                  5.1 Definitions

                  For purposes hereof, the following terms when used herein
shall have the respective meanings set forth below:

                  "Acquisition Documents" means, collectively, this Agreement, and all agreements, instruments, certificates and other documents executed and delivered in connection herewith or contemplated hereby.

                  "Applicable Law" means any Law or other legally enforceable obligation imposed by a Governmental Authority in the applicable jurisdiction

                  "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

                  "Encumbrances" means all options, proxies, voting trusts,
voting agreements, judgments, pledges, charges, escrows, rights of first refusal or first offer, mortgages, indentures, claims, transfer restrictions, liens, equities, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise.

                  "Governmental Authority" means any nation or government, any state, municipality, or other political subdivision thereof and any entity, body, agency, commission, department, board, bureau or court, whether domestic, foreign, or multinational, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any executive official thereof.

                  "Law" means any statute, law, ordinance, regulation, decision or rule of any Governmental Authority, whether foreign, federal, state, municipal, local or otherwise.

                  "Officer's Certificate" means a certificate delivered by a corporation's or limited liability the Company's president or its chief financial officer, stating that the officer signing such certificate has made or has caused to be made such investigations as are reasonably necessary in order to permit him to verify the accuracy of the information set forth in such certificate.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a Governmental Authority or any department, agency or political subdivision thereof.

                  "Representatives" shall mean any officer, director, member, shareholder, principal, attorney, agent, employee, banker, accountant, consultant or other representative.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "SEC" means the Securities and Exchange Commission

                  "The Exchange Act" means Securities Exchange Act of 1934, as amended.

                                    ARTICLE 6

                                  MISCELLANEOUS

                  6.1 Press Releases and Communications

                  Except as required by The Exchange Act or the rules of the
American Stock Exchange, no press release, public announcement or statement related to this Agreement or the transactions contemplated herein, or any other announcement or communication to the employees, customers or suppliers of the
Company or the Company, shall be issued or made by any party hereto without the joint approval of Purchaser and the Company.

                  6.2 Expenses

                  Except as otherwise expressly provided herein, each party
shall pay all of its own expenses (including without limitation attorneys', consultants and accountants' fees and expenses) incurred in connection with the negotiation of this Agreement, the performance of their respective obligations hereunder and the consummation of the transactions contemplated by this
Agreement (whether consummated or not).

                  6.3 Notices

                  All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered, delivered by Federal Express or similar overnight courier service. Notices, demands and communications to Purchaser and the Company shall, unless another address is specified in writing, be sent to the address indicated below:

Notices to Purchaser:                with a copy (which shall not constitute
                                     delivery of notice) to:

---------------------                -------------------------------------

                                     -------------------------------------

                                     -------------------------------------

Notices to the Company:              with a copy (which shall not constitute
                                     delivery of notice) to:

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                                      Swidler Berlin Shereff Friedman, LLP
Hawaiian Holdings, Inc.               The Chrysler Building
c/o Ranch Capital LLC                 405 Lexington Avenue
12730 High Bluff Drive, Suite 180     New York, New York 10174
San Diego, CA  92130                  Attn:  Charles I. Weissman, Esq.
                                      Tel: (212) 891-9268
Attn:    Lawrence Hershfield          Fax:  (212) 891-9598

Tel.:    (858) 523-0171
Fax:     (858) 523-1899

                  6.4 Assignment

                  This Agreement and all of the provisions hereof shall be
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by Purchaser or the
Company without the written consent of the other party, such consent not to be unreasonably withheld.

                  6.5 Severability

                  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

                  6.6 No Strict Construction

                  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Person.

                  6.7 Amendment and Waiver

                  Any provision of this Agreement or the Exhibits or Schedules attached hereto may be amended or waived only in writing signed by Purchaser and the Company. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.

                                       11

                  6.8 Complete Agreement

                  This Agreement and the documents referred to herein contain the complete agreement between the parties hereto and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

                  6.9 Counterparts

                  This Agreement may be executed in multiple counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

                  6.10 Governing Law

                  All matters relating to the interpretation, construction,
validity and enforcement of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of
Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware.

                  6.11 Submission to Jurisdiction

                  All actions or proceedings arising in connection with this
Agreement may be tried and litigated in the state or federal courts located in the State of Delaware. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the state and federal courts located in the State of Delaware shall have in persona jurisdiction over each of them for the purpose of litigating any such dispute, controversy, or proceeding. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 6.11 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in Section 6.3 above. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  6.12 Descriptive Headings; Interpretation

                  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part hereof or define, limit or otherwise affect the meaning of any of the terms or provisions hereof. The use of the word "including" in this Agreement shall be by way of example rather than by limitation and shall be deemed to include the phrase "including without limitation."

                                       12

                  6.13 Construction of Certain Terms and Phrases

                  Unless the context of this Agreement otherwise requires, (i)
words of any gender include each other gender; (ii) unless the context requires otherwise, words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; and (iv) the terms
"Article" or "Section" refer to the specified Article or Section of this
Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified.

                  6.14 No Third Party Beneficiaries

                  This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective heirs, personal legal representatives, successors and permitted assigns, the Purchaser
Indemnified Parties and the Company Indemnified Parties.

                                       13

                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement on the day and year first above written.

                                           HAWAIIAN HOLDINGS, INC.

                                           By: ________________________________
                                               Name:
                                               Title:

                                           PURCHASER
                                           Name:

                                           By: ________________________________
                                               Name:
                                               Title:

                                       14